UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): December 16, 2019 (December 11, 2019)

GREENWAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-55030	90-0893594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 800-289-2515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 11, 2019, the Greenway Technologies, Inc. (the “Company”) held a Special Meeting of the Stockholders (the “Special Meeting”) at the Hilton Arlington, as disclosed in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on November 18, 2019. The total number of Class A Shares, par value $0.0001 per share (the “Class A Shares”) eligible to vote as of the record date, October 29, 2019, was 290,148,677. In accordance with the Company’s by-laws, 193,442,122 Class A Shares were required to be present or represented at the Special Meeting to constitute a quorum. The total number of Class A Shares present or represented at the Special Meeting was 243,531,479, which constituted a quorum.

At the Special Meeting, the following items of business took place:

1.	The amendment to the Company’s certificate of formation, as amended (the “Certificate”), to increase the authorized shares of Class A Shares from 300,000,000 to 500,000,000 was approved by the stockholders of the Company (the “Stockholders”) by a vote of (a) 234,748,093 in favor, (b) 1,022,634 against, and (c) 7,760,752 abstaining.

2.	The amendment to the Certificate to change the name of the Class A Shares to “common stock”, with the same $0.0001 par value per share, designations, power, privileges, rights, qualifications, limitations, and restrictions as the current Class A Shares, was approved by the Stockholders by a vote of (a) 241, 961,104 in favor, (b) 236,624 against, and (c) 1,333,751 abstaining.

3.	The amendment to the Certificate to eliminate the Class B Shares of the Company, par value $0.0001 per share (the “Class B Shares”), as a class of stock of the Company was approved by the Stockholders by a vote of (a) 241,853,587 in favor, (b) 159,750 against, and (c) 1,518,142 abstaining.

4.	The amendment to the Certificate to specify the vote required to approve certain actions before the Stockholders, including “fundamental actions,” as defined by the Texas Business Organizations Code (the “TBOC”) Section 21.364, and “fundamental business transactions,” as defined by TBOC Section 1.002(32), was approved by the Stockholders by a vote of (a) 201,877,456 in favor, (b) 5,876,191 against, and (c) 8,225,550 abstaining.

In connection with the items of business that took place at the Special Meeting, on December 11, 2019, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate with the Secretary of State of the State of Texas. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Certificate of Amendment was filed to: (1) increase the authorized shares of Class A Shares from 300,000,000 to 500,000,000; (2) change the name of the Class A Shares to “common stock”, with the same $0.0001 par value per share, designations, power, privileges, rights, qualifications, limitations, and restrictions as the current Class A Shares; (3) eliminate the Class B Shares as a class of stock of the Company; and (4) specify the vote required to approve certain actions before the Stockholders, including “fundamental actions,” as defined by TBOC Section 21.364, and “fundamental business transactions,” as defined by TBOC Section 1.002(32).

Item 7.01 Regulation FD Disclosure.

On December 16, 2019, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Formation of Greenway Technologies, Inc., as amended, filed with the Secretary of State of the State of Texas on December 11, 2019.

99.1	Press release dated December 16, 2019

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENWAY TECHNOLOGIES, INC.
Date: December 16, 2019

	By:	/s/ Raymond Wright
Raymond Wright
Chairman of the Board